Exhibit 99.1

Empire Financial Holding Company Reports Financial Results for Third Quarter 2006

Revenue Increases 29% for Nine Months But Flat for Third Quarter

LONGWOOD, Fla., November 13, 2006 /PR Newswire-First Call/ -- Empire Financial Holding Company (Amex: EFH - News), a full service brokerage and investment banking firm serving retail and institutional clients, today reported its revenues were flat for the third quarter but increased 29% for the nine months ended September 30, 2006. Revenues for the third quarter ended September 30, 2006 were $6,452,705, essentially flat, as compared to revenues of $6,447,000 for the same period in 2005. The operating loss was ($705,538) compared to operating income of $238,568 for the same period in 2005. Net loss to common shareholders was ($533,917) compared to net income of $1,565,144 for the same period in 2005 or $(0.08) per diluted share in 2006 compared to $0.18 per diluted share for the same period in 2005. Net income for the three months and nine months ending September 30, 2005 included a deferred tax benefit of $1,384,000.

Revenues for the nine months ended September 30, 2006 were $22,812,387, an increase of 29% for the same period in 2005. Operating loss for the nine months ended September 30, 2006 was ($6,938) compared to operating income of $627,680 for the same period in 2005. Net loss to common shareholders was ($115,680) compared to net income of $1,853,070 for the same period in 2005 or $(0.02) per diluted share in 2006, compared to $0.34 per diluted share for the same period in 2005.

Total shareholders’ equity of $8 million at September 30, 2006 was more than $5 million higher than the shareholders’ equity reported at September 30, 2005.

CEO Don Wojnowski said, “Although we are disappointed with the quarterly loss for the quarter ended September 30, 2006, it is important to note that during the quarter we recognized some one time expenses and invested in our operations in preparation for the significant growth we are expecting in 2007. We believe in 2006 we have built the infrastructure for the future by adding staff in sales & trading, investment banking, compliance and operations. The platform is largely built allowing us to add incremental business while increasing revenues, and earnings to build shareholder value.”

The Company will host a conference call Tuesday, November 14th at 8:30 am est. The dial-in number is 1-800-531-3250 -- PIN-3689703.

About Empire Financial Holding Company

Empire Financial Holding Company, through its wholly owned subsidiary, Empire Financial Group, Inc., provides full-service retail brokerage services through its network of independently owned and independently operated offices. Through its market-making and trading division, the Company offers securities order execution services for unaffiliated broker dealers and makes markets in domestic and international securities. Empire Financial also provides Investment Banking services for clients as well as turn-key fee based investment advisory and registered advisor custodial services through its wholly owned subsidiary, Empire Investment Advisors, Inc.

Forward-Looking Statement Disclaimer

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings.

Source: Empire Financial Holding Company

Donald A. Wojnowski Jr.

President

Empire Financial Holding Company

2170 West SR 434, Suite 100

Longwood, Fl 32779

Office: 407 551 1841

Fax:	407 830 5078

dwojnowski@empirenow.com

                        EMPIRE FINANCIAL HOLDING COMPANY
            CONSOLIDATED STATEMENT OF FINANCIAL CONDITION (UNAUDITED)
                               September 30, 2006

                                     Assets

Cash and cash equivalents ......................................   $  1,308,170
Marketable securities owned, at market value ...................      5,197,098
Commissions and other receivables from clearing organization ...      1,229,089
Deposits at clearing organization ..............................      2,104,400
Furniture and equipment, net ...................................        274,568
Prepaid expenses and other assets ..............................        944,073
Deferred tax asset .............................................      2,091,595
Cash in escrow .................................................        350,000
Notes receivable ...............................................      4,539,648
                                                                   ------------

  Total assets .................................................   $ 18,038,641
                                                                   ============

                      Liabilities and stockholders' equity

Accrued expenses and other liabilities .........................   $  1,295,477
Due to clearing organization ...................................      3,400,015
Securities sold, but not yet purchased, at market value ........      1,360,097
Notes payable ..................................................      3,957,333
                                                                   ------------

  Total liabilities ............................................     10,012,922
                                                                   ------------

Commitments and Contingencies

Stockholders' equity

Convertible preferred stock, series B, C, D, E and F, $.01
  par value 1,000,000 shares authorized 890,545 issued and
  outstanding ..................................................   $      8,905
Common stock, $.01 par value 100,000,000 shares authorized
  7,009,037 shares issued and outstanding ......................         70,090
Additional paid-in capital .....................................     13,801,780
Accumulated deficit ............................................     (5,855,056)
                                                                   ------------

  Total stockholders' equity ...................................      8,025,719
                                                                   ------------

  Total liabilities and stockholders' equity ...................   $ 18,038,641
                                                                   ============

                    EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES (UNAUDITED)
                                  CONSOLIDATED STATEMENTS OF INCOME

                                                              THREE MONTHS ENDED   THREE MONTHS ENDED
                                                                 September 30,         September 30,
                                                                     2006                  2005
                                                              ------------------    -----------------

Revenues
  Commissions and fees .................................         $  3,423,710          $  4,317,548
  Trading income .......................................            2,564,447             2,009,452
  Investment banking income ............................              464,548               120,000
                                                                 ------------          ------------

                                                                    6,452,705             6,447,000
                                                                 ------------          ------------

Expenses
  Employee compensation and benefits ...................            2,449,795             1,112,805
  Commissions and clearing costs .......................            3,574,761             4,452,681
  General and administrative ...........................            1,030,122               576,027
  Communications and data processing ...................              103,565                66,919
                                                                 ------------          ------------

                                                                    7,158,243             6,208,432
                                                                 ------------          ------------

Income (loss) from operations ..........................             (705,538)              238,568

Other income (expenses)
  Interest income ......................................              105,010                     0
  Interest expense .....................................             (161,659)              (38,932)
                                                                 ------------          ------------

                                                                      (56,649)              (38,932)
                                                                 ------------          ------------

Income (loss) before income taxes ......................             (762,187)              199,636
  Less: Provision for income taxes .....................              297,909             1,384,000
                                                                 ------------          ------------
  Net income (loss) ....................................             (464,278)            1,583,636

  Preferred stock dividends ............................              (69,639)              (18,492)
                                                                 ------------          ------------

  Net income (loss) applicable to common shareholders ..         $   (533,917)         $  1,565,144
                                                                 ============          ============

Basic and diluted earnings (loss) per share applicable
  to common shareholders:

    Earnings (loss) per share-basic and diluted ........         $      (0.08)         $       0.25
                                                                 ============          ============

    Earnings (loss) per share diluted ..................         $      (0.08)         $       0.18
                                                                 ============          ============

    Weighted average shares outstanding:
      Basic ............................................            7,009,037             6,370,170
                                                                 ============          ============

      Diluted ..........................................            7,009,037             8,522,601
                                                                 ============          ============

                    EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES (UNAUDITED)
                                  CONSOLIDATED STATEMENTS OF INCOME

                                                               NINE MONTHS ENDED    NINE MONTHS ENDED
                                                                 September 30,         September 30,
                                                                     2006                  2005
                                                               -----------------     ----------------

Revenues
  Commissions and fees .................................         $ 13,113,457          $ 12,632,605
  Trading income .......................................            7,769,540             4,813,481
  Investment banking income ............................            1,929,390               253,910
                                                                 ------------          ------------

                                                                   22,812,387            17,699,996
                                                                 ------------          ------------

Expenses
  Employee compensation and benefits ...................            7,508,151             3,502,849
  Commissions and clearing costs .......................           12,223,771            11,267,691
  General and administrative ...........................            2,832,756             2,142,770
  Communications and data processing ...................              254,647               159,006
                                                                 ------------          ------------

                                                                   22,819,325            17,072,316
                                                                 ------------          ------------

Income (loss) from operations ..........................               (6,938)              627,680

Other income (expenses)
  Interest income ......................................              296,182                     0
  Interest expense .....................................             (207,397)             (121,481)
                                                                 ------------          ------------

                                                                       88,785              (121,481)
                                                                 ------------          ------------

Income before income taxes .............................               81,847               506,199
  Less: Provision for income taxes .....................              (25,405)            1,384,000
                                                                 ------------          ------------
  Net income ...........................................               56,442             1,890,199

  Preferred stock dividends ............................             (172,122)              (37,129)
                                                                 ------------          ------------

  Net income (loss) applicable to common shareholders ..         $   (115,680)         $  1,853,070
                                                                 ============          ============

Basic and diluted earnings (loss) per share applicable
  to common shareholders:

    Earnings (loss) per share-basic and diluted ........         $      (0.02)         $       0.39
                                                                 ============          ============

    Earnings (loss) per share diluted ..................         $      (0.02)         $       0.34
                                                                 ============          ============

    Weighted average shares outstanding:
      Basic ............................................            7,009,037             4,772,065
                                                                 ============          ============

      Diluted ..........................................            7,009,037             5,399,468
                                                                 ============          ============